Lincoln Life & Annuity
Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III

Home Office and Servicing Office:
Lincoln Life & Annuity Company of New York
120 Madison Street, Suite 1700
Syracuse, NY 13202
(800) 893-7168
www.LincolnLife-NY.com

This Prospectus describes group annuity contracts and individual certificates issued by Lincoln Life & Annuity Company of New York
(LNY), a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). They are for use with qualified and non-qualified retirement plans. Gen-erally, neither the contractowner nor the individual participant pays federal income tax on the contract's growth until it is paid out. The contract is de-signed to accumulate account value and, as permitted by the plan for which the contractowner purchases the contract, to provide retirement income that a par-ticipant cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity commencement date, we pay the beneficiary or the plan a death bene-fit.

If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumu-lates on a variable or a fixed (guaranteed) basis or both. If a participant al-locates contributions to the fixed account, we guarantee principal and a mini-mum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account L (variable annuity account [VAA]). The VAA is a segregated investment account of LNY. If a participant puts all or some contributions into one or more of the contract's subaccounts, the partici-pant takes all the investment risk on the account value and the retirement in-come. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the perfor-mance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees investment in the contract.

The available subaccounts, and the funds in which they invest, are listed be-low. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the in-vestment objectives, policies and risks of the funds please refer to the Pro-spectuses for the funds.

Balanced Account -- American Century Variable
Portfolios, Inc.: VP Balanced

Small Cap Growth Account -- Baron Capital
Funds Trust: Baron Capital Asset Fund Insurance Shares

Index Account -- Dreyfus Stock Index Fund

Small Cap Account -- Dreyfus Variable Investment Fund: Small Cap Portfolio

Growth I Account -- Fidelity Variable Insurance
Products Fund: Growth Portfolio Initial Class

Equity-Income Account -- Fidelity Variable Insurance Products Fund: Equity-In-come Portfolio Initial Class

Asset Manager Account -- Fidelity Variable
Insurance Products Fund II: Asset Manager Portfolio Initial Class

Global Growth Account -- Janus Aspen Series:
Worldwide Growth Portfolio

Mid Cap Growth I Account -- Lincoln National Aggressive Growth Fund, Inc.

Social Awareness Account -- Lincoln National Social Awareness Fund, Inc.

Mid Cap Value Account -- Neuberger Berman Advisers Management Trust: Partners Portfolio

International Stock Account -- T. Rowe Price International Series, Inc.

This Prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. Please review the Prospectuses for the funds, and keep them for reference.

Neither the SEC nor any state securities commission has approved the contracts or determined that this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information (SAI), dated the same date as this Pro-spectus, has more information about the contracts and certificates. Its terms are made part of this Prospectus. For a free copy, write: Lincoln Life & Annu-ity Company of New York, TDA Client Services, P.O. Box 1337, Syracuse, NY 13201-1337, or call 1-800-893-7168. The SAI and other information about LNY and Account L are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 2000

Table of Contents

                                   Page
---------------------------------------
Special Terms                        2
---------------------------------------
Expense Tables                       3
---------------------------------------
Summary                              5
---------------------------------------
Condensed Financial Information      7
---------------------------------------
Investment Results                   7
---------------------------------------
Financial Statements                 7
---------------------------------------
Lincoln Life & Annuity Company of
 New York                            7
---------------------------------------
Fixed Side of the Contract           7
---------------------------------------
Variable Annuity Account (VAA)       8
---------------------------------------
Investments of the VAA               8
---------------------------------------
Description of the Funds             8
---------------------------------------
Charges and Other Deductions        10
---------------------------------------

                                     Page
-----------------------------------------
The Contracts                         12
-----------------------------------------
Annuity Payouts                       16
-----------------------------------------
Federal Tax Matters                   17
-----------------------------------------
Voting Rights                         21
-----------------------------------------
Distribution of the Contracts         21
-----------------------------------------
Return Privilege                      21
-----------------------------------------
State Regulation                      21
-----------------------------------------
Records and Reports                   22
-----------------------------------------
Other Information                     22
-----------------------------------------
Group Variable Annuity Contracts I, II,
& III
Statement of Additional Information
Table of Contents                     22
-----------------------------------------

Special Terms

Account or variable annuity account (VAA) -- The segregated investment ac-count, Account L, into which LNY sets aside and invests the assets for the variable side of the contracts offered in this Prospectus.

Account value -- At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit -- A measure used to calculate account value for the vari-able side of the contract.

Annuitant -- The person on whose life the annuity benefit payments made after an annuity commencement date are based.

Annuity commencement date -- The date on which Lincoln Life makes the first annuity payout to the annuitant.

Annuity payout -- An amount paid at regular intervals after the annuity com-mencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit -- A measure used to calculate the amount of each annuity payout for the variable side of the contract after an annuity commencement date.

Beneficiary -- The person the participant chooses to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner -- The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions -- Amounts paid into the contract.

Death benefit -- An amount payable to a designated beneficiary if a partici-pant dies before his or her annuity commencement date.

LNY (we, us, our) -- Lincoln Life & Annuity Company of New York.

Participant -- An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.

Participation year -- A period beginning with one participation anniversary and ending the day before the next participation anniversary, except for the first participation year which begins with the participation date.

Plan -- The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

Subaccount -- The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the con-tracts. There is a separate subaccount which corresponds to each fund.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period -- The period starting at the close of trading (currently normally 4:00 p.m. New York time) on each day that the NYSE is open for trad-ing (valuation date) and ending at the close of such trading on the next valu-ation date.

Expense Tables

Contractowner transaction expenses for GVA I, II, & III

The maximum surrender charge (contingent deferred sales charge)  GVA I GVA II GVA III
as a percentage of the gross withdrawal amount:                  ----- ------ -------
                                                                  5%     6%    None


  For all GVA I contracts, and for GVA II contracts that are subject to ERISA, the surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that sur-render or withdrawal.

Contract fees for GVA I, II, & III

  Annual administration charge (per participant): $25

  Systematic withdrawal option fee: $30

The annual administration charge may be paid by an employer on behalf of par-ticipants. It is not charged during the annuity period.

We may reduce or waive these charges in certain situations. See Charges and Other Deductions and Systematic withdrawal options.

--------------------------------------------------------------------------------
Account L annual expenses for GVA I, II, & III subaccounts:
(as a percentage of daily net asset value):

Mortality and expense risk
 charge:                       1.00%

Annual expenses of the funds for the year ended December 31, 1999:
(as a percentage of each fund's average net assets):

                                         Management     12b-1      Other        Total
                                         fee        +   fees   +   expenses =   expenses
----------------------------------------------------------------------------------------
 1. American Century--VP Balanced           0.90%       0.00%        0.00%        0.90%
----------------------------------------------------------------------------------------
 2. Baron Capital Funds Trust:
  Baron Capital Asset Fund Insurance
  Shares/1/                                 0.62        0.25         0.63         1.50
----------------------------------------------------------------------------------------
 3. Dreyfus Stock Index Fund                0.25        0.00         0.01         0.26
----------------------------------------------------------------------------------------
 4. Dreyfus VIF: Small Cap Portfolio        0.75        0.00         0.03         0.78
----------------------------------------------------------------------------------------
 5. Fidelity VIP--Growth Portfolio
  Initial Class                             0.58        0.00         0.08         0.66
----------------------------------------------------------------------------------------
 6. Fidelity VIP--
  Equity-Income Portfolio Initial Class     0.48        0.00         0.09         0.57
----------------------------------------------------------------------------------------
 7. Fidelity VIP II--
  Asset Manager Initial Class               0.53        0.00         0.10         0.63
----------------------------------------------------------------------------------------
 8. Janus Aspen Series: Worldwide
  Growth Portfolio Institutional
  Shares/2/                                 0.65        0.00         0.02         0.67
----------------------------------------------------------------------------------------
 9. Lincoln National Aggressive Growth
  Fund                                      0.73        0.00         0.14         0.87
----------------------------------------------------------------------------------------
10. Lincoln National Social Awareness
  Fund                                      0.33        0.00         0.05         0.38
----------------------------------------------------------------------------------------
11. Neuberger & Berman AMT: Partners
  Portfolio                                 0.80        0.00         0.07         0.87
----------------------------------------------------------------------------------------
12. T. Rowe Price International Series      1.05        0.00         0.00         1.05
----------------------------------------------------------------------------------------

/1/The Adviser is contractually obligated to reduce its fee to the extent re-quired to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the Fund for the period January 1, 1999 through December 31, 1999 would have been 1.88%.

/2/Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for the Worldwide Growth Portfolio. All expenses are shown without the effect of expense offset arrangements.

                                         *Examples shown may be less for GVA
                                         II Contracts subject to ERISA.
EXAMPLES
(expenses of the subaccounts and the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                               GVA I                            GVA II*                             GVA III
                  ------------------------------- ----------------------------------- -----------------------------------
                  1 year 3 years 5 years 10 years 1 year  3 years  5 years  10 years  1 year  3 years  5 years  10 years
                  ------ ------- ------- -------- ------- -------- -------- --------- ------- -------- -------- ---------
 1. American
  Century--VP
  Balanced         $71    $116    $164     $242     $82     $129     $179     $316      $29     $ 88     $149     $316
-------------------------------------------------------------------------------------------------------------------------
 2. Baron
  Capital Funds
  Trust: Baron
  Capital Asset
  Fund Insurance
  Shares            77     134     193      303      88      146      207      372       35      105      179      372
-------------------------------------------------------------------------------------------------------------------------
 3. Dreyfus
  Stock Index
  Fund              65      98     132      174      76      111      148      252       22       68      117      252
-------------------------------------------------------------------------------------------------------------------------
 4. Dreyfus VIF:
  Small Cap
  Portfolio         70     113     158      230      81      126      173      304       27       84      144      304
-------------------------------------------------------------------------------------------------------------------------
 5. Fidelity
  VIP--Growth
  Portfolio
  Initial Class     69     109     152      217      80      122      167      292       26       81      138      292
-------------------------------------------------------------------------------------------------------------------------
 6. Fidelity
  VIP--Equity
  Income
  Portfolio
  Initial Class     68     107     148      208      79      120      163      284       25       78      133      284
-------------------------------------------------------------------------------------------------------------------------
 7. Fidelity VIP
  II--Asset
  Manager
  Initial Class     69     109     151      214      80      121      166      290       26       80      136      289
-------------------------------------------------------------------------------------------------------------------------
 8. Janus Aspen
  Series:
  Worldwide
  Growth
  Portfolio         70     111     154      222      81      123      169      296       27       82      140      296
-------------------------------------------------------------------------------------------------------------------------
 9. Lincoln
  National
  Aggressive
  Growth Fund       71     116     163      239      82      128      177      313       28       87      148      313
-------------------------------------------------------------------------------------------------------------------------
10. Lincoln
  National
  Social
  Awareness Fund    67     101     138      187      77      114      153      264       23       72      123      264
-------------------------------------------------------------------------------------------------------------------------
11. Neuberger
  Berman AMT:
  Partners
  Portfolio         71     116     163      239      82      128      177      313       28       87      148      313
-------------------------------------------------------------------------------------------------------------------------
12. T. Rowe
  Price
  International
  Series            73     121     171      258      84      133      186      330       30       92      157      330
-------------------------------------------------------------------------------------------------------------------------

If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                      GVA I                            GVA II*                             GVA III
                         ------------------------------- ----------------------------------- -----------------------------------
                         1 year 3 years 5 years 10 years 1 year  3 years  5 years  10 years  1 year  3 years  5 years  10 years
                         ------ ------- ------- -------- ------- -------- -------- --------- ------- -------- -------- ---------
 1. American
  Century--VP
  Balanced                $20     $62    $106     $229     $21     $64      $109     $235      $29     $ 88     $149     $316
--------------------------------------------------------------------------------------------------------------------------------
 2. Baron Capital Funds
  Trust: Baron
  Capital Asset
  Fund Insurance
  Shares                   26      80     136      290      27      82       139      296       35      105      179      372
--------------------------------------------------------------------------------------------------------------------------------
 3. Dreyfus
  Stock Index
  Fund                     13      42      73      159      14      44        76      166       22       68      117      252
--------------------------------------------------------------------------------------------------------------------------------
 4. Dreyfus VIF:
  Small Cap
  Portfolio                19      58     100      216      19      60       103      223       27       84      144      304
--------------------------------------------------------------------------------------------------------------------------------
 5. Fidelity
  VIP--Growth
  Portfolio
  Initial Class            18      54      94      203      18      56        97      210       26       81      138      292
--------------------------------------------------------------------------------------------------------------------------------
 6. Fidelity
  VIP--Equity
  Income
  Portfolio
  Initial Class            17      52      85      194      17      53        92      200       25       78      133      284
--------------------------------------------------------------------------------------------------------------------------------
 7. Fidelity VIP
  II--Asset
  Manager
  Initial Class            17      53      92      200      18      55        95      207       26       80      136      289
--------------------------------------------------------------------------------------------------------------------------------
 8. Janus Aspen
  Series:
  Worldwide
  Growth
  Portfolio                18      56      96      208      19      57        99      214       27       82      140      296
--------------------------------------------------------------------------------------------------------------------------------
 9. Lincoln
  National
  Aggressive
  Growth Fund              20      61     104      226      20      63       108      232       28       87      148      313
--------------------------------------------------------------------------------------------------------------------------------
10. Lincoln
  National
  Social
  Awareness Fund           15      46      79      173      15      48        82      180       23       72      123      264
--------------------------------------------------------------------------------------------------------------------------------
11. Neuberger
  Berman AMT:
  Partners
  Portfolio                20      61     104      226      20      63       108      232       28       87      148      213
--------------------------------------------------------------------------------------------------------------------------------
12. T. Rowe
  Price
  International
  Series                   21      66     114      245      22      68       117      251       30       92      157      330
--------------------------------------------------------------------------------------------------------------------------------

We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.

For more information, see Charges and Other Deductions in this Prospectus, and in the Prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a repre-sentation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contracts are these? They are group variable annuity contracts be-tween the contractowner and LNY. They may provide for a fixed annuity and/or a variable annuity. This Prospectus describes the variable side of the contract. See The Contracts.

What is the variable annuity account (VAA)? It is a separate account we estab-lished under New York insurance law, and registered with the SEC as a unit in-vestment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which LNY may conduct. See the Variable Annu-ity Account.

What are the contract's investment choices? Based on instructions, the VAA ap-plies contributions to buy fund shares in one or more of the investment funds of the subaccounts: American Century Variable Portfolios, Inc.: VP Balanced; Baron Capital Funds Trust: Baron Capital Asset Fund; Dreyfus Stock Index Fund; Dreyfus Variable Investment Fund: Small Cap Portfolio; Fidelity Variable Insur-ance Products Fund: Growth Portfolio; Fidelity Variable Insurance Products
Fund: Equity-Income Portfolio; Fidelity Variable Insurance Products Fund II:
Asset Manager Portfolio; Janus Aspen Series: Worldwide Growth Portfolio; Lin-coln National Aggressive Growth Fund, Inc.; Lincoln National Social Awareness Fund, Inc.; Neuberger Berman Advisers Management Trust: Partners Portfolio; and
T. Rowe Price International Series, Inc. In turn, each fund holds a portfolio of securities consistent with its investment policy. See the Variable Annuity Account and Description of the funds for a description of the subaccounts.

Who advises the funds? American Century Investment Management, Inc. is the in-vestment advisor of American Century VP Balanced. BAMCO, Inc. is advisor to the Baron fund. The investment advisor of the Dreyfus funds is The Dreyfus Corpora-tion, New York, NY. The investment advisor of the Fidelity funds is Fidelity Management & Research Company, Boston, MA. Janus Capital Corporation is the ad-visor to the Janus fund. Lincoln Investments, Inc. is the investment advisor of the Lincoln funds; Neuberger Berman Management Incorporated is the investment advisor to the Neuberger Berman Fund. Putnam Investments is sub-advisor to the Lincoln National Aggressive Growth Fund and Vantage Investment Advisers is sub-advisor to the Lincoln National Social Awareness Fund. Rowe Price-Fleming In-ternational, Inc. is investment advisor of the Rowe Price International Series. See Description of the Funds.

How do the contracts work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accu-mulation units. If the participant decides to purchase retirement income pay-ments, we convert accumulation units to annuity units. Retirement income pay-ments will be based on the number of annuity units received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If participants in GVA I or GVA II withdraw account value, a surrender charge applies of 0-5% of the gross with-drawal amount for all GVA I contracts and for GVA II contracts issued to plans subject to ERISA, depending on how many participation years the participant has been in the contract. For GVA II contracts issued to plans that are not subject to ERISA, a surrender charge of 6% applies regardless of the number of partici-pation years. We may reduce or waive surrender charges in certain situations. See Surrender charge for GVA I and GVA II.

There is no surrender charge for GVA III.

We charge an annual administration charge of $25 per participant account.

We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.00% to the daily net asset value of the VAA. See Charges and Other Deductions.

We may charge $30 to establish a systematic withdrawal option.

We may waive these charges in certain situations.

The funds' investment management fees, 12b-1 fees, expenses and expense limita-tions, if applicable, are more fully described in the Prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See The Contracts--Contributions.

How will annuity payouts be calculated? If a participant decides to annuitize, they select an annuity option and start receiving retirement income payments from the contract as a fixed option or variable option or a combination of both. See Annuity payout options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before he or she annuitizes? The beneficiary has options as to how any death benefit is paid. See The Contracts--Death bene-fit before the annuity commencement date.

May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the plan. See The Contracts--Transfers on or before the annuity commencement date.

May a participant withdraw account value? Yes, during the accumulation period, subject to contract require-ments, to the restrictions of any plan, and to certain restrictions under GVA
III. See Charges and Other Deductions. Under GVA III, a participant may not transfer more than 20% of his or her fixed account holdings to the VAA each year, unless the participant intends to liquidate their fixed account value. Under GVA III, liquidation of the entire fixed account value must be over 5 annual installments. See Fixed account withdrawal/ transfer limits for GVA
III. The contractowner must also approve participant withdrawals under Section 401(a) plans and plans subject to Title I of ERISA. Certain charges may apply. See Charges and Other Deductions. A portion of withdrawal proceeds may be tax-able. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do participants get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the ac-tive life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our servicing office. We will refund the participant's contributions less withdrawals, or for the variable side of the contract if greater, the partici-pant's account balance on the day we receive the written notice. See Return Privilege.

Condensed Financial Information

The financial data included below should be read along with the financial statements of the VAA and the related data included in the SAI.

Accumulation unit values
(For an accumulation unit outstanding throughout the period)

                                                             1997    1998   1999
--------------------------------------------------------------------------------
Asset Manager Account*
 . Beginning of period unit value......................... $17.769  20.583 23.445
 . End of period unit value............................... $20.583  23.445 25.787
 . End of period number of units (000's omitted)..........   1,420   1,535  1,489
--------------------------------------------------------------------------------
Balanced Account*
 . Beginning of period unit value......................... $16.989  18.551 21.263
 . End of period unit value............................... $18.551  21.263 23.168
 . End of period number of units (000's omitted)..........     439     510    502
--------------------------------------------------------------------------------
Equity-Income Account*
 . Beginning of period unit value......................... $16.389  19.985 22.087
 . End of period unit value............................... $19.985  22.087 23.252
 . End of period number of units (000's omitted)..........     889   1,176  1,172
--------------------------------------------------------------------------------
Global Growth Account**
 . Beginning of period unit value.........................         $10.000 12.520
 . End of period unit value...............................         $12.520 20.385
 . End of period number of units (000's omitted)..........              25    470
--------------------------------------------------------------------------------
Growth I Account*
 . Beginning of period unit value......................... $24.529  28.328 39.122
 . End of period unit value............................... $28.328  39.122 53.234
 . End of period number of units (000's omitted)..........   1,819   2,095  2,439
--------------------------------------------------------------------------------
Index Account*
 . Beginning of period unit value......................... $24.091  29.827 37.861
 . End of period unit value............................... $29.827  37.861 45.208
 . End of period number of units (000's omitted)..........     814   1,129  1,319
--------------------------------------------------------------------------------
International Stock Account*
 . Beginning of period unit value ........................ $12.108  12.504 14.342
 . End of period unit value............................... $12.504  14.342 18.931
 . End of period number of units (000's omitted)..........     475     546    519
--------------------------------------------------------------------------------
Mid Cap Growth I Account**
 . Beginning of period unit value.........................         $10.000 12.455
 . End of period unit value...............................         $12.455 17.563
 . End of period number of units (000's omitted)..........               6    642
--------------------------------------------------------------------------------
Mid Cap Value Account**
 . Beginning of period unit value.........................         $10.000 11.861
 . End of period unit value...............................         $11.861 12.609
 . End of period number of units (000's omitted)..........              10     64
--------------------------------------------------------------------------------
Small Cap Account*
 . Beginning of period unit value......................... $15.523  17.632 16.856
 . End of period unit value .............................. $17.632  16.856 20.552
 . End of period number of units (000's omitted)..........     966   1,187  1,081
--------------------------------------------------------------------------------
Small Cap Growth Account**
 . Beginning of period unit value.........................         $10.000 13.217
 . End of period unit value ..............................         $13.217 17.775
 . End of period number of units (000's omitted)..........              25    192
--------------------------------------------------------------------------------

                                                             1997    1998   1999
--------------------------------------------------------------------------------
Social Awareness Account**
 . Beginning of period unit value.........................         $10.000 12.791
 . End of period unit value ..............................         $12.791 14.618
 . End of period number of units (000's omitted)..........              14    206
--------------------------------------------------------------------------------
Pending Allocation Account*
 . Beginning of period unit value......................... $11.328  11.894 12.545
 . End of period unit value............................... $11.894  12.545 13.191
 . End of period number of units (000's omitted)..........       2       3     11
--------------------------------------------------------------------------------

 *The Sub-Account indicated commenced operations on January 31, 1997. **The Sub-Account indicated commenced operations on October 1, 1998.

Investment Results

At times, the VAA may compare its investment results to various unmanaged indi-ces or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. See the SAI for further information.

Financial Statements

The financial statements for the VAA and the statutory-basis financial state-ments of LNY are located in the SAI. For a free copy of the SAI, complete and mail the enclosed form, or call 1-800-893-7168, or visit www.lincolnlife-ny.com.

Lincoln Life & Annuity Company of New York

LNY is a life insurance company founded in New York on June 6, 1996. LNY is a subsidiary of Lincoln Life. Lincoln Life is one of the largest stock life in-surance companies in the United States. Lincoln Life is owned by Lincoln Na-tional Corp. (LNC) which is organized under Indiana law. LNC's primary busi-nesses are insurance and financial services.

Fixed Side of the Contract

Contributions allocated to the fixed account become part of LNY's general ac-count, and do not participate in the investment experience of the VAA. The gen-eral account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, LNY has not regis-tered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and has not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, nei-ther the general account nor any interests in it are subject to regulation un-der the 1933 Act or the 1940 Act. LNY has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Pro-spectus which relate to our general account and to the fixed side of the con-tract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of state-ments made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract can be found in the contract.

Contributions allocated to the fixed account are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with in-terest beginning on the next calendar day following the date of receipt if all participant data is complete. LNY may vary the way in which it credits inter-est to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LNY'S SOLE DIS-CRETION. PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See Fixed account withdrawal/transfer limits for GVA III.

If the Plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Em-ployee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to Title I of ERISA, the initial amount of a partici-pant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and must be at least $1,000. For plans not subject to Title I of ERISA, a participant may borrow up to $10,000 of his or her vested account balance. A participant may have only one loan outstand-ing at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum in-terest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loans and loan interest rates is in the contract, the active life certificates, the an-nuity loan agreement and is available from us.

Variable Annuity Account (VAA)

On July 24, 1996, the VAA was established as an insurance company separate ac-count under New York law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or LNY. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of LNY. The VAA satisfies the def-inition of separate account under the federal securities laws. We do not guar-antee the investment performance of the VAA. Any investment gain or loss de-pends on the investment performance of the funds. You assume the full invest-ment risk for all amounts placed in the VAA.

Investments of the VAA

The contractowner decides which of the subaccounts available under the con-tract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may be changed without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the con-tracts. The funds are required to redeem fund shares at net asset value on our request. We reserve the right to add, delete, or substitute funds.

Each fund, described below, is an investment vehicle for insurance company separate accounts. Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the fund's advisor. The investment results of the funds, however, may be higher or lower than the results of other portfolios that are managed by the advisor. There can be no assurance, and no representation is made, that the investment re-sults of any of the funds will be comparable to the investment results of any other portfolio managed by the advisor.

Description of the Funds
Following are brief summaries of the investment objectives and policies of the funds, and a description of their managers. Each fund is subject to certain investment policies and restrictions which may not be changed without a major-ity vote of shareholders of that fund. More detailed information can be ob-tained from the current Prospectus for the fund, which is included in this booklet. There is not assurance that any of the funds will achieve its stated objective.

1. American Century Variable Portfolios, Inc.--American Century VP Balanced seeks capital growth and current income. Its investment team intends to maintain approximately 60% of the portfolio's assets in common stocks that are considered by its manager to have better than average prospects for ap-preciation and the balance in bonds and other fixed income securities. Amer-ican Century Investment Management, Inc. is the investment manager of this portfolio.

2. Baron Capital Funds Trust--Baron Capital Asset Fund. The investment objec-tive is to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved. BAMCO, Inc. serves as the Fund's investment advi-sor.

3. Dreyfus Stock Index Fund. The Dreyfus Stock Index Fund is a non-diversified index fund that seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. The Dreyfus Corporation acts as the Fund manager and Mellon Equity Associates, an affiliate of Dreyfus, is the Fund index manager.

4. Dreyfus Variable Investment Fund--Small Cap Portfolio. Seeks to maximize capital appreciation by investing primarily in common stocks of domestic and foreign issuers with market capitalizations of less than $1.5 billion at the time of purchase. The portfolio manager seeks companies believed to be char-acterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Portfolio may also invest in special situations such as corporate restructurings, mergers or acquisi-tions. The Dreyfus Corporation serves as the Portfolio's investment adviser. The Portfolio may also invest in special situations such as corporate restructurings, mergers or acquisitions. The Dreyfus Corporation serves as the Portfolio's investment adviser.

5. Fidelity Variable Insurance Products Fund (VIP)--Growth Portfolio seeks long-term capital appreciation. The Portfolio normally purchases common stocks. Fidelity Management & Research Company ("FMR") is the manager this portfolio.

6. Fidelity Variable Insurance Products Fund (VIP)--Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500). FMR is the investment manager of this port-folio.

7. Fidelity Variable Insurance Products Fund II (VIP II)--Asset Manager Portfo-lio seeks high total return with reduced risk over the long-term by allocat-ing its assets among domestic and foreign stocks, bonds and short-term money market instruments. FMR is the investment manager of this portfolio.

8. Janus Aspen Series--Worldwide Growth Portfolio. seeks long-term growth of capital in a manner consistent with the preservation of capital. Pursues ob-jective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least 5 different countries, including the U.S. The Portfolio may at times invest in fewer than five countries or even a single country. Janus Capital Corporation serves as the Portfolio's investment advisor.

9. Lincoln National Aggressive Growth Fund, Inc. seeks to maximize capital ap-preciation. The fund invests in stocks of small, lesser known companies which have a chance to grow significantly in a short time. Lincoln Invest-ment Management, Inc. (Lincoln Investment*) is the fund's investment advi-sor, and Putnam Investments is the fund's investment sub-advisor.

10. Lincoln National Social Awareness Fund, Inc. seeks long-term capital appre-ciation. The fund buys stocks of established companies which adhere to cer-tain specific social criteria. Lincoln Investment* is the fund's investment advisor and Vantage Investment Advisors is the fund's investment sub-advi-sor.

11. Neuberger Berman Advisers Management Trust--Partners Portfolio seeks capi-tal growth by investing mainly in common stocks of mid- to large-capital-ization established companies using the value-oriented investment approach. Neuberger Berman Management Incorporated serves as the Portfolio's invest-ment adviser. Neuberger Berman, LLC serves as the Fund's investment sub-ad-visor.

12. T. Rowe Price International Series, Inc.--T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. Rowe Price-Fleming In-ternational, Inc. is the investment manager of this portfolio.

Fidelity VIP--Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. For more information about the Portfolio, into which initial contributions are in-vested pending LNY's receipt of a complete order, see The Contracts.

*Lincoln Investments has informed the funds to which it provides advisory serv-ices that it intends to merge into a newly created series of its affiliate, Delaware Management Business Trust, during the second or third quarter of 2000. Lincoln Investments does not expect the merger to result in any change in the level of advisory services that it currently provides to these funds, although there may be some changes in, and additions to, personnel. See the prospectuses of these funds for more information.

As compensation for their services to the fund, the investment advisors re-ceive a fee from the fund, which is accrued daily and paid monthly or quarter-ly. This fee is based on the net assets of each fund, defined under Purchase and Redemption of Shares, in the Prospectus for the fund.

With respect to a fund, the advisor and/or distributor, or an affiliate there-of, may compensate LNY (or an affiliate) for administrative, distribution, or other services. Some funds may compensate us more than other funds. It is an-ticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by LNY (or an affiliate).

Sale of shares by the funds
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem shares of the appropriate funds to pay annuity payouts, death benefits, surrender/ withdrawal proceeds or for other purposes described in the contract. If a participant wants to transfer all or part of his or her account balance from one subaccount to an-other, we redeem shares held in the first and purchase shares of the other. The shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to LNY and may be sold to other insurance companies for investment of assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells shares both to variable annuity and to variable life insur-ance separate accounts, it is engaging in mixed funding. When a fund sells shares to separate accounts of unaffiliated life insurance companies, it is engaging in shared funding.

The funds may engage in mixed and shared funding. Due to differences in re-demption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The funds' Di-rectors or Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically re-invested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as addi-tional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to make additions, deletions and substi-tutions for the funds in which the VAA participates. (We may substitute shares of other funds for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the con-tract.) We cannot substitute shares without approval by the SEC. We will also notify contractowners and participants.

Charges and Other Deductions

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts. We will incur cer-tain costs and expenses for distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our ad-ministrative services include: processing applications and enrollment forms and issuing the contracts and active life certificates, processing purchases and redemptions of fund shares as required, maintaining records, administering annuity payout options, furnishing accounting and valuation services (includ-ing the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirmations, providing toll-free inquiry services and furnishing telephone fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under the contract will live longer than we assumed when we calculated our guaranteed rates (these rates cannot be changed); the risk that death ben-efits paid will exceed actual participant account balances (less outstanding loans); the risk that more participants than expected will qualify for waiver of the surrender charge under GVA I or GVA II and the risk that our costs in providing the services will exceed our revenues from contract charges which we cannot change. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the de-scription of the charge. For example, the surrender charge collected under GVA I or GVA II may not fully cover all of the sales and distribution expenses ac-tually incurred by us.

Deductions from the VAA for GVA I, II, & III
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.00% of the daily net asset value. The charge is a mortality and expense risk charge. It is as-sessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.

Annual administration charge
During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account bal-ance on the last business day of the month in which a participant anniversary occurs. We also deduct the charge from a participant's account balance if the participant's account is totally withdrawn. The charge may be increased or decreased.

Surrender charge for GVA I and GVA II*
Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a participant's account balance during the accumulation period as follows:

                                                                          GVA II
                                                                   GVA II NON-
During Participation Year                                    GVA I ERISA  ERISA
--------------------------------------------------------------------------------
  1-6......................................................    5%    5%      6%
  7........................................................    4%    4%      6%
  8........................................................    3%    3%      6%
  9........................................................    2%    2%      6%
  10.......................................................    1%    1%      6%
  11 and later.............................................    0%    0%      6%

*There is no surrender charge taken on withdrawals from GVA III.

The surrender charge is imposed on the gross withdrawal amount, and is de-ducted from the subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on death benefits, or on account balances converted to an annuity payout option. For any partici-pant, the surrender charge will never exceed 8.5% of the cumulative contribu-tions to the participant's account.


We impose the surrender charge on GVA I and GVA II to compensate us for the loss we experience on our distribution costs when a participant withdraws ac-count value before distribution costs have been recovered. We may also recover distribution costs from other contract charges, including the mortality and expense risk charge.

Fixed account withdrawal/transfer limits for GVA III
GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a participant may make one withdrawal from the fixed account, OR one transfer to the VAA from the fixed account, of up to 20% of their fixed account bal-ance.

Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:

Year Request Received                                Percentage of Fixed Account
By LNY                                               Available Under GVA III
--------------------------------------------------------------------------------
   1................................................              20%
   2................................................              25%
   3................................................           33.33%
   4................................................              50%
   5................................................             100%

Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to pro-hibit any additional contributions by a participant that notifies us their in-tention to liquidate their fixed account balance and stop contributions to the contract.

Fixed account waiver of surrender charges and withdrawal/transfer limits

Under certain conditions, a participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the contractowner may or may not make available under the contracts:

      Standard con-    Optional con-
         ditions          ditions
-------------------------------------------------------------------------------
    . the partici-    . the partici-
      pant has at-      pant has
      tained age        separated
      59 1/2            from service
GVA I                   with their
                        employer and
                        is at least
                        55 years of
    . the partici-      age
      pant has
      died
    . the partici-
      pant has in-
      curred a        . the partici-
      disability        pant is ex-
      (as defined       periencing
      under the         financial
      contract)         hardship
    . the partici-
      pant has
      separated
      from service
      with their
      employer

    . the partici-    . the partici-
      pant has at-      pant has
      tained age        separated
      59 1/2            from service
GVA II                  with their
                        employer
    . the partici-
      pant has
      died            . the partici-
    . the partici-      pant is ex-
      pant has in-      periencing
      curred a          financial
      disability        hardship
      (as defined
      under the
      contract)
    . the partici-
      pant has
      separated
      from service
      with their
      employer and
      is at least
      55 years of
      age

    . the partici-    . the partici-
      pant has at-      pant has
      tained age        separated
      59 1/2            from service
GVA III                 with their
                        employer and
                        is at least
                        55 years of
    . the partici-      age
      pant has
      died
    . the partici-
      pant has in-
      curred a
      disability
      (as defined
      under the
      contract)
    . the partici-
      pant has
      separated
      from service
      with their
      employer
    . the partici-
      pant is ex-
      periencing
      financial
      hardship*
* A GVA III contractowner has the option not to include the financial hardship condition.

Under GVA I and GVA II, a contractowner may also elect an optional contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's account balance without a surrender charge.

A contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contracts without these provisions.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. The tax ranges from 0.0% to 5.0%. Currently, there is no premium tax imposed for New York residents.

Other charges and deductions
There are deductions from and expenses paid out of the assets of the under-lying funds that are more fully described in the Prospectuses for the funds.

Loans are subject to loan interest charges. In addition, we may impose a $30 fee to set up a systematic withdrawal option for a participant.

Additional information
The annual administration charge and surrender charge described previously may be reduced or eliminated under a particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administra-tive services than those originally contemplated in establishing the levels of those charges. Lower distribution and/or administrative expenses may be the result of economies associated with (i) the size of a particular group; (ii) an existing relationship with the contractowner or employer; (iii) the use of mass enrollment procedures; (iv) the performance of administrative or sales functions by the employer; or (v) the use by an employer of automated tech-niques in submitting contributions or information relating to contributions on behalf of its employees. In addition, an employer may pay the annual adminis-tration charge on behalf of participants under a contract, or by election im-pose this charge only on participants with account balances in the VAA.

The Contracts

Purchase of the Contracts
We designed the Contracts for employers and other entities to enable partici-pants and employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (tax code): 401(a), 403(b), 408 and other related sections, as well as for programs offering non-qualified annuities. An employer, association or trustee in some circumstances may apply for a contract by completing an appli-cation and returning it to us. If we accept the application, the contractowner or an affiliated employer can forward contributions on behalf of employees who then become participants under the contracts. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract to each participant.

Contributions
Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.

Contributions may accumulate on either a guaranteed or variable basis as se-lected from those subaccounts made available by the contractowner.

Contributions made on behalf of participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all par-ticipants. Annual contributions under qualified plans may be subject to maxi-mum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will ac-cept transfers from other contracts and qualified rollover contributions.

Contributions must be in U.S. funds, and all withdrawals and distributions un-der the contract will be in U.S. funds. If a bank or other financial institu-tion does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party re-sponsible for the invalid contribution must reimburse us for any losses or ex-penses resulting from the invalid contribution.

Initial contributions
When we receive a completed enrollment form and all other information neces-sary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution.

If we receive contributions without a properly completed enrollment form, we will notify the contractowner and deposit the contributions to the pending al-location account. Within two business days of receipt of a properly completed enrollment form, we will transfer the participant's account balance in the pending allocation account in accordance with the allocation percentages elected on the enrollment form. We will allocate all future contributions in accordance with these percentages until the participant notifies us of a change. If we do not receive a properly completed enrollment form after we send three monthly notices, then we will refund the participant's account bal-ance in the pending allocation account within 105 days of the date of the ini-tial contribution. The pending allocation account invests in Fidelity VIP-- Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charges or the annual administration charge on the pending allocation account. We begin im-posing these charges when we receive a properly completed enrollment form. The participant's participation date will be the date we deposited the partici-pant's contribution into the pending allocation account.

Valuation date
Accumulation units and annuity units will be valued once daily at the close of trading (currently normally 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of contributions
The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accor-dance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed ac-count, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccounts or the fixed account can be in any whole percent. A participant may allocate contributions to a maximum of ten subaccounts, or to a maximum of nine subaccounts and the fixed account.

Upon allocation to the appropriate subaccount, contributions are converted to accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumula-tion unit for that subaccount on the valuation date on which the contribution is received by us if received before the end of the valuation date (normally 4:00 p.m., New York time). If the contribution is received at or after the end of the valuation date, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the ex-penses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions re-ceived concurrently with the allocation change form and for all future contri-butions, unless the participant specifies a later date. Changes in the alloca-tion of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccounts and the fixed account pursuant to the requirements described in Transfers on or before the annuity commencement date. Allocations of employer contributions may be restricted by the applicable plan.

Valuation of accumulation units
Contributions allocated to the VAA are converted into accumulation units. This is done by dividing each contribution by the value of an accumulation unit for the valuation period during which the contribution is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

(1) The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the be-ginning of the valuation period by the net asset value per share of the fund at end of the valuation period, and adding any dividend or other dis-tribution of the fund if an ex-dividend date occurs during the valuation period; minus

(2) The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

(3) The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

Transfers on or before the annuity commencement date
Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account.

Under GVA III transfers from the fixed account are subject to special limits. See Fixed account withdrawals/ transfer limits for GVA III.

A transfer from a subaccount involves the surrender of accumulation units in that subaccount, and a transfer to a subaccount involves the purchase of accu-mulation units in the that subaccount. Subaccount transfers will be done using accumulation unit values determined at the end of the valuation date on which we receive the transfer request. There is no charge for a transfer. We do not require any minimum transfer amount, and do not limit the number of transfers other than for transfers from the fixed account under GVA III.

A transfer may be made by writing to us or, if a Telephone Exchange Authoriza-tion form (available from us) is on file with us, by a toll-free telephone call. In most instances, a transfer between subaccounts can also be made through the Internet Service Center or Voice Response Unit. In order to pre-vent unauthorized or fraudulent telephone transfers, we may require the caller to provide certain identifying information before we will act upon their in-structions. We may also assign the participant a Personal Identification Num-ber (PIN) to serve as identification. We will not be liable for following tel-ephone instructions we reasonably believe are genuine. Telephone requests may be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date. If the participant or contractowner determines that a transfer was made in error, the contractowner or participant must notify us within 30 days of the confirmation date. Tele-phone transfers will be processed on the valuation date that they are received when they are received by us before the end of the valuation date (normally 4:00 p.m. New York time).

When thinking about a transfer of account value, the participant should con-sider the inherent risk involved. Frequent transfers based on short-term ex-pectations may increase the risk that a transfer will be made at an inoppor-tune time.

Transfers after the annuity commencement date
We do not permit transfers of a participant's account balance after the annu-ity commencement date.

Death benefit before the annuity commencement date
The payment of death benefits is governed by the applicable plan and the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death bene-fit paid to the participant's designated beneficiary will be the greater of:
(1) the net contributions; or (2) the participant's account balance less any outstanding loan (including principal and due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written autho-rization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit in either the form of a lump sum settlement or an annuity payout, or as a combination of these two. If a lump sum settlement is request-ed, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regula-tions governing payment of death benefits. If no election is made within 60 days after we receive satisfactory notice of the participant's death, we will pay a lump sum settlement to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations gov-erning payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the cal-endar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, dis-tributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have at-tained age 70 1/2. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the ben-eficiary must commence, the date of death of the surviving spouse is substi-tuted for the date of death of the participant.

Other rules apply to non-qualified annuities. See Federal Tax Matters.

If there is no living named beneficiary on file with us at the time of a par-ticipant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we re-ceive proof of death no later than the end of the fourth calendar year follow-ing the year of the participant's death. In such case, the value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.

Withdrawals
Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or death benefit to an annuity payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See Fixed account withdrawal/ transfer limits for GVA III.

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the written withdrawal request. Un-less a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant ac-count balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be post-poned as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See Charges and Other Deductions.

The tax consequences of a withdrawal are discussed later in this booklet. See Federal Tax Matters.

Total withdrawals. Only participants with no outstanding loans can make a to-tal withdrawal. A total withdrawal of a participant's account will occur when
(a) the participant or contractowner requests the liquidation of the partici-pant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's ac-count.

Systematic withdrawal option. Participants who are at least age 59 1/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eli-gible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount with-drawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 may be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including ap-plicable fees and charges, is available in the contracts and active life cer-tificates and from us.

Required minimum distribution program (formerly known as maximum conservation option). Under certain contracts participants who are at least age 70 1/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10), or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our cal-culation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-LNY contracts.

Withdrawal restrictions. Withdrawals under Section 403(b) contracts are sub-ject to the limitations under Section 403(b)(11) of the tax code and regula-tions thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988 can only be made if the participant has (1) died; (2) become disabled; (3) attained age 59 1/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more information on these provisions see Federal Tax Matters.

Withdrawal requests for a participant under Section 401(a) plans and plans sub-ject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the partici-pant's account balance which is available for distribution to the participant.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not subject to Title I of ERISA and non-401(a) plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the with-drawal request. See Federal Tax Matters. A participant should consult his or her tax adviser as well as review the provisions of their plan before request-ing a withdrawal.

A plan and applicable law may contain additional withdrawal or transfer re-strictions.

Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.

Amendment of the contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. The contractowner will be notified in writing of any changes, modifications or waivers.

Commissions
We pay commissions of up to 3.5% of contributions to dealers. In some instanc-es, we may lower commissions on contributions by as much as 3.5% and include a commission of up to .50% of annual contract values (or an equivalent schedule). These commissions are not deducted from contributions or account value; they are paid by us.

Ownership
Contractowners have all rights under the contract except those allocated to participants. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners, participants, and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, benefi-ciary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.
Contractowner questions
The obligations to purchasers under the contracts are those of LNY. Questions about the contract should be directed to us at 1-800-893-7168 or visit www.lincolnlife-NY.com.

Annuity Payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account bal-ance or the death benefit to an annuity payout. The contract provides optional forms of annuity payouts (annuity payout options), each of which is payable on a variable basis, a fixed basis or a combination of both as specified. If the contractowner does not give us instructions, we will apply the participant's account balance in the fixed account to a fixed annuity, and account balance in the VAA to a variable annuity.

If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate ac-count of LNY (variable payout division). We do not impose a charge when the an-nuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this Prospectus. The selection of funds available through a vari-able payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable pay-out division, we will provide a Prospectus for the variable payout division be-fore the annuity commencement date.

Under qualified plans, any annuity selected must be payable over a period that does not extend beyond the life expectancy of the participant and the benefi-ciary. If the beneficiary is not the participant's spouse, the present value of payouts to be made to the participant must be more than 50% of the present value of the total payouts to be made to the participant and the beneficiary.

If an annuitant dies before the end of a guaranteed annuity period, the benefi-ciary, if any, or the annuitant's estate will receive any remaining payouts due under the annuity option in effect.

Annuity payout options
Note Carefully: Under the Single Life Annuity and Joint Life Annuity options it would be possible for only one annuity payout to be made if the annuitant(s) were to die before the due date of the second annuity payout; only two annuity payouts if the annuitant(s) were to die before the due date of the third annu-ity payout; and so forth.

Single Life Annuity. Payouts are made monthly during the lifetime of the annu-itant, and the annuity terminates with the last payout preceding death.

Life Annuity With Guaranteed Period of 10, 15 or 20 Years. Payouts are made monthly during the lifetime of the annuitant with a monthly payout guaranteed to the beneficiary for the remainder of the selected number of years, if the annuitant dies before the end of the period selected. Payouts under this annu-ity option are smaller than a single life annuity without a guaranteed payout period.

Joint Life Annuity. Payouts are made monthly during the joint lifetime of the annuitant and a designated second person.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial with-drawals during the annuity period, an annuitant or beneficiary who has se-lected this annuity option as a variable annuity may request at any time dur-ing the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total with-drawal during the accumulation period and may be subject to a surrender charge. See Charges and Other Deductions and Federal Tax Matters.

Additional information
Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA.

The annuity commencement date is the date on which we make the first annuity payout to an annuitant. For plans subject to Section 401(a)(9)(B) of the tax code, a beneficiary must select an annuity commencement date that is not later than one year after the date of the participant's death. A participant or contractowner may select an annuity commencement date for the annuitant, which is shown in the retired life certificate. Selection of an annuity commencement date may be affected by the distribution restrictions under the tax code and the minimum distribution requirements under Section 401(a)(9) of the tax code. See Federal Tax Matters.

You must send us written notice of the selected annuity commencement date, the annuity payout option (including whether fixed or variable), and the annuity conversion amount to be converted on behalf of a participant or beneficiary, at least 30 days before the selected annuity commencement date. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

The annuity conversion amount is either the participant's account balance or a portion thereof, or the death benefit plus interest, as of the annuity payout calculation date. For a fixed annuity, the annuity commencement date is usu-ally one month after the annuity payout calculation date; subsequent annuity payouts are at one-month intervals from the annuity commencement date. For a variable annuity, the annuity commencement date is ten business days after the initial annuity payout calculation date; subsequent monthly payouts have annu-ity payout calculation dates which are ten business days prior.

Annuity payout calculation
Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calcu-lation date by the applicable annuity conversion factor (in the contract) for the annuity payout option selected.

Variable annuity payouts will be determined using:

1. The participant's annuity conversion amount in the VAA as of the initial annuity payout calculation date;

2. The annuity conversion factor in the contract;

3. The annuity payout option selected; and

4. The investment performance of the funds selected.

To determine the amount of annuity payouts, we make this calculation:

1. Determine the dollar amount of the first payout; then

2. Credit the retired life certificate with a specific number of annuity units equal to the first payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.

Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes un-certain. The Federal income tax rules may vary with your particular circum-stances. This discussion does not include all the Federal income tax rules that may affect the contractowner, participant and contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the contract. As a result, contractowner and participant should always consult a tax adviser about the application of tax rules to their individual situation.

Taxation of nonqualified annuities
This part of the discussion describes some of the Federal income tax rules ap-plicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in the contract value until the contractowner or participant receives a contract distribution. However, for this general rule to apply, certain requirement must be satisfied:

 . An individual must own the contract (or the tax law must treat the contract as owned by an individual).

 . The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 . The right to choose particular investments for a contract must be limited.

 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by the individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax pur-poses. This means that the entity owning the contract pays tax currently on the excess of the contract value over the contributions for the contract. Ex-amples of contracts where the owner pays current tax on the contract's earn-ings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are ade-quately diversified. If the VAA fails to comply with these diversification standards, the participant could be required to pay tax currently on the ex-cess of the contract value over the contract contributions. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax law limits the contractowner's and the participant's right to choose particular investments for the contract. Because the IRS has not is-sued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, the contractowner and/or participant would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without the contractowner's or participant's consent to try to prevent the tax law from considering them as the owner of the assets of the VAA.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's contributions and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possi-ble that the tax law will not treat the contract as an annuity for Federal in-come tax purposes. In that event, the contractowner and/or participant would be currently taxable on the excess of the contract value over the contribu-tions of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that the contract will be treated as an annuity for Federal income tax pur-poses and that the tax law will not tax any increase in the contract value un-til there is a distribution from your contract.

Taxation of withdrawals and surrenders
The contractowner and/or participant will pay tax on withdrawals to the extent your contract value exceeds your contributions in the contract. This income (and all other income from your contract) is considered ordinary income. A higher rate of tax is paid on ordinary income than on capital gains. The contractowner and/or participant will pay tax on a surrender to the extent the amount you receive exceeds contributions. In certain circumstances contribu-tions are reduced by amounts received from the contract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary in-come tax rates) and treats a portion as a nontaxable return of contributions in the con-tract. We will notify you annually of the taxable amount of your annuity pay-out. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annu-ity payouts end because of the annuitant's death and before the total amount of the contributions in the contract has been received, the amount not received generally will be deductible.

Taxation of death benefits
We may distribute amounts from the contract because of the death of a partici-pant. The tax treatment of these amounts depends on whether the participant or the annuitant dies before or after the annuity commencement date.

 . Death prior to the annuity commencement date--

  . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
  . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

 . Death after the annuity commencement date--

  . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the contributions not yet distributed from the contract. All annuity payouts in excess of the contributions not previously received are includible in income.
  . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase not pre-viously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from the contract which the contractowner and/or participant must include in gross income. The 10% penalty tax does not apply if one of several exceptions exists. These ex-ceptions include withdrawals, surrenders, or annuity payouts that:

 . participant receives on or after they reach age 59 1/2,

 . participant receives because they became disabled (as defined in the tax law),

 . a beneficiary receives on or after participant's death, or

 . participant receives as a series of substantially equal periodic payments for their life (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, we must combine some or all of the nonqualified annu-ity contracts a participant owns in order to determine the amount of an annuity payout, a surrender or a withdrawal that a participant must include in income. For example, if a contractowner and/or participant purchase two or more de-ferred annuity contracts from the same life insurance company (or its affili-ates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that the participant must include in income and the amount that might be subject to the penalty tax described above.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under a contract, and any assignment or pledge (or agreement to as-sign or pledge) any portion of a participant's contract value, as a withdrawal of such amount or portion.

Gifting a contract
If the contractowner and/or participant transfer ownership of the contract to a person other than the participant's spouse (or to the participant's former spouse incident to divorce), and receive a payment less than the contract's value, the participant will pay tax on their contract value to the extent that it exceeds the contractowner's and/or participant's contributions not previ-ously received. The new owner's contributions in the contract would then be in-creased to reflect the amount included in the contractowner's and/or partici-pant's income.

Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an indi-vidual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the contract value. Entities that are considering purchasing a contract, or enti-ties that will benefit from someone else's ownership of a contract, should con-sult a tax advisor.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts". We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than gen-eral information about use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax advisor.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of quali-fied plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")

 . Public school system and tax-exempt organization annuity plans ("403(b) plans")

 . Qualified employee pension and profit sharing plans ("401(a)") and qualified annuity plans ("403(a) plans")

We may issue a contract for use with other types of qualified plans in the fu-ture.

We will amend contracts to be used with a qualified plan as generally neces-sary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we con-sent.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of contributions that can be made and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified plan and the plan partici-pant's specific circumstances, e.g., the participant's compensation.

 . Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the participant must begin receiving payments from the contract in certain mini-mum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.

 . Loans are allowed under certain types of qualified plans, but Federal income tax rules permit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are sub-ject to a variety of limitations, including restrictions as to the loan amount, the loan duration, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments
Federal income tax rules generally include distributions from a qualified con-tract in the recipient's income as ordinary income. These taxable distribu-tions will include contributions that were deductible or excludible from in-come. Thus, under many qualified contracts, the total amount received is in-cluded in income since a deduction or exclusion from income was taken for con-tributions. There are exceptions. For example, participant does not include amounts received from a Roth IRA in income if certain conditions are satis-fied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a min-imum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax code does not im-pose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract purchased. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender or annuity payout:

 . received on or after the participant reaches age 59 1/2, . received on or after the participant's death or because of the participant's disability (as defined in the tax law),
 . received as a series of substantially equal periodic payments for the par-
  ticipant's life or (life expectancy), or . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally ap-ply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, par-ticipant may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified advisor should always be consulted before contractowner or participant move or attempt to move funds between any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, H.R. 10 plans, and contracts used in connection with these types of plans. (The di-rect rollover rules do not apply to distributions from IRAs). The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount unless participant elects to have the amount directly transferred to certain qualified plans or contracts.

Before we send a rollover distribution, we will provide the participant with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the participant notifies us at or before the time of distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender or annuity payout is requested, we will give the participant an explanation of the withholding requirements.

Tax status of LNY
Under existing Federal income tax laws, LNY does not pay tax on investment in-come and realized gains of the VAA. LNY does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpre-tations existing on the date of this Prospectus. However, Congress, the IRS and the courts may modify these authorities, sometimes retroactively.

Voting Rights

As required by law, we will vote the fund shares held in the VAA at meetings of shareholders of the funds. The voting will done according to the instruc-tions of participants that have interests in any subaccounts which invest in the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which the participant has the right to cast will be deter-mined by applying the participant's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the num-ber of votes, fractional shares will be recognized.

Shares held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will furnish participants with a voting interest in a subaccount with proxy voting materials, reports, and vot-ing instruction forms for all participants who have voting rights under the contract. Since the funds engage in shared funding, other persons or entities besides LNY may vote fund shares. See Description of the Funds--Sale of shares by the funds.

Distribution of the Contracts

Lincoln Financial Advisors Corporation (LFA), 1300 South Clinton Street, Fort Wayne, Indiana 46802, is the distributor and principal underwriter of the con-tracts. The contracts will be sold by properly licensed registered representa-tives of independent broker-dealers which in turn have selling agreements with LFA and have been licensed by state insurance departments to represent us. LFA is registered with the SEC under the Securities Exchange Act of 1934 as a bro-ker-dealer and is a member of the National Association of Securities Dealers
(NASD). LNY will offer contracts in New York.

Return Privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) af-ter the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.

State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Commissioner of Insurance.

Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that department at least every five years.

Records and Reports

As presently required by the 1940 Act and applicable regulations, we are re-sponsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with Lincoln Life, 1300 South Clinton Street, Fort Wayne, IN 46802, to provide accounting services to the VAA. The account-ing services for Lincoln Life are in turn provided by Delaware Management Com-pany, 2005 Market Street, Philadelphia, PA 19203, through Lincoln Life's serv-ice agreement with Delaware. We will mail to the contractowner, at its last known address of record at our offices, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

Other Information

Contract deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of de-activation. We will give the contractowner and participants at least ninety days notice of the deactivation date.

Delay in payments. We may delay payments from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account. Contract pro-ceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when market trading is re-stricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.

IMSA. We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for indi-vidually sold life insurance and annuities.

Legal proceedings. LNY may be involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceed-ings are routine and in the ordinary course of business.
                  Group Variable Annuity Contracts I, II, III
                      Statement of Additional Information
                               Table of Contents

                                            Page
DEFINITIONS                                    2
DETERMINATION OF VARIABLE ANNUITY PAYMENTS     2
PERFORMANCE CALCULATIONS                       3
DISTRIBUTION OF CONTRACTS                      6
INDEPENDENT AUDITORS                           6
ADVERTISING AND SALES LITERATURE               6
FINANCIAL STATEMENTS                           9

 ................................................................................

Please send me a free copy of the current Statement of Additional Information for Lincoln Life & Annuity Co. of New York Variable Annuity Account L:

                                 (Please Print)

Name: ________________________________  Social Security No.: ___________________
Address: _______________________________________________________________________
City _________________________________  State ____________
                                                            Zip ________________

Mail to Lincoln Life & Annuity Co. of New York, P.O. Box 1337, Syracuse NY 13201-1337

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